SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         - - - - - - -


                           FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of report
 (Date of earliest event reported):            August 13, 2002


                      Symbol Technologies, Inc.
--------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 1-9802             11-2308681
   --------                 ------             ----------
(State or other        (Commission File       (IRS Employer
Jurisdiction of            Number)         Identification No.)
Incorporation)


  One Symbol Plaza
  Holtsville, New York                                 11742
-------------------------------                     ----------
  (Address of principal                             (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                   (631) 738-2400


Former name or former address, if changed
    since last report:                          Not Applicable






ITEM 9.  REGULATION FD DISCLOSURE

Symbol Technologies, Inc. ("Symbol") is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act Filings as Exhibits
99.3 and 99.4 hereto, respectively, which are included herein. Richard Bravman, Chief Executive Officer of Symbol and Kenneth
V. Jaeggi, Senior Vice President and Chief Financial Officer of Symbol, signed these statements, which are being filed with the Securities and Exchange Commission ("SEC") on August 13, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Exhibit 99.3     Statement Under Oath of Principal Executive
                 Officer Regarding Facts and Circumstances
                 Relating to Exchange Act Filings

Exhibit 99.4     Statement Under Oath of Principal Financial
                 Officer Regarding Facts and Circumstances
                 Relating to Exchange Act Filings



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SYMBOL TECHNOLOGIES, INC.




Date: August 13, 2002         By: /s/Kenneth V. Jaeggi_______
                                  Name:  Kenneth V. Jaeggi
                                  Title: Senior Vice President
                                         and Chief Financial
                                         Officer



                              EXHIBIT INDEX

Exhibit            Description

Exhibit 99.3       Statement Under Oath of Principal Executive
                   Officer Regarding Facts and Circumstances
                   Relating to Exchange Act Filings

Exhibit 99.4       Statement Under Oath of Principal Financial
                   Officer Regarding Facts and Circumstances
                   Relating to Exchange Act Filings



                          Exhibit 99.3

     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
        REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                   EXCHANGE ACT FILINGS



I, Richard Bravman, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Symbol Technologies, Inc., and, except as corrected or supplemented in a subsequent covered report:

          -  no covered report contained an untrue
             statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          -  annual Report on Form 10-K for the year ended
             December 31, 2001 of Symbol Technologies, Inc.
             filed with the Commission.

          -  all reports on Form 10-Q, all reports on Form
             8-K and all definitive proxy materials of Symbol Technologies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -  any amendments to any of the foregoing.

/s/Richard Bravman                  Subscribed and sworn to
Richard Bravman                     before me this 13th day
August 13, 2002                     of August, 2002.

                                     /s/Tammy Consoli_____
                                     Notary Public



                                     My Commission Expires:

                                     August 18, 2004




                         Exhibit 99.4

     STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
        REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                   EXCHANGE ACT FILINGS




I, Kenneth V. Jaeggi, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Symbol Technologies, Inc., and, except as corrected or supplemented in a subsequent covered report:

          -  no covered report contained an untrue
             statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          -  annual Report on Form 10-K for the year ended
             December 31, 2001 of Symbol Technologies, Inc.
             filed with the Commission.

          -  all reports on Form 10-Q, all reports on Form
             8-K and all definitive proxy materials of Symbol Technologies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -  any amendments to any of the foregoing.

/s/Kenneth V. Jaeggi                Subscribed and sworn to
Kenneth V. Jaeggi                   before me this 13th day
August 13, 2002                     of August, 2002.

                                     /s/Leonard H. Goldner
                                     Notary Public



                                     My Commission Expires:

                                     May 31, 2003